Exhibit 10.1

SEVENTH AMENDMENT AGREEMENT

This SEVENTH AMENDMENT AGREEMENT (this "Amendment") is made as of the 18th day of December, 2018 between:

(a) S&W SEED COMPANY, a Nevada corporation ("Borrower"); and

(b) KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender").

WHEREAS, Borrower and Lender are parties to that certain Credit and Security Agreement, dated as of September 22, 2015 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the "Credit Agreement");

WHEREAS, Borrower and Lender desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender agree as follows:

1. Retroactive Amendment to Definition of Change in Control. The definition of "Change in Control" is hereby retroactively amended, effective as of December 1, 2017, to delete subpart (a) therefrom and to insert in place thereof the following:

(a) the acquisition of, or, if earlier, the shareholder or director approval of the acquisition of, ownership or voting control, directly or indirectly, beneficially (within the meaning of Rules 13d-3 and 13d-5 of the Exchange Act) or of record, on or after the Closing Date, by any Person or group (within the meaning of Sections 13d and 14d of the Exchange Act), other than the Current Holder Group, of shares representing more than twenty-five percent (25%) of the aggregate ordinary Voting Power represented by the issued and outstanding equity interests of Borrower; or

2. Addition to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:

"Current Holder Group" means MFP Partners.

"MFP Partners" means MFP Partners, L.P., a Delaware limited partnership.

3. Amendment to Borrowing Covenant Provisions. Section 5.8 of the Credit Agreement is hereby amended to delete subpart (h) therefrom and to insert in place thereof the following:

(h) Subordinated Indebtedness incurred by Borrower and owing to MFP Partners in an aggregate amount not to exceed Seven Million Dollars ($7,000,000), so long as such Indebtedness is (i) on terms and conditions satisfactory to Lender in its sole discretion, and (ii) subject to a subordination agreement in form and substance satisfactory to Lender.

4. Amendment to Liens Covenant Provisions. Section 5.9 of the Credit Agreement is hereby amended to delete subpart (h) therefrom, and to insert in place thereof the following new subpart (h), and to add the following new subpart (i) thereto:

(h) Liens on Permitted Pioneer Refinancing Collateral securing Indebtedness permitted pursuant to Section 5.8(g) hereof; and

(i) Liens on assets securing Indebtedness owing to MFP Partners permitted pursuant to Section 5.8(h) hereof.

5. Addition to Restricted Payment Covenant Provisions. Section 5.15 of the Credit Agreement is hereby amended to add the following new subpart (f) at the end thereof:

(f) so long as no Default or Event of Default shall then exist or, after giving pro forma effect to such payment, thereafter shall begin to exist, Borrower may make a scheduled payment of principal and interest at maturity with respect to the Indebtedness permitted to be incurred pursuant to Section 5.8(h) hereof.

6. Amendment to Affiliate Transactions Covenant Provisions. Section 5.17 of the Credit Agreement is hereby amended to add the following new subpart (c) at the end thereof:

(c) transactions with MFP Partners. in connection with the Indebtedness permitted pursuant to Section 5.8(h) hereof, including, without limitation, the granting of Liens to secure such Indebtedness and the repayment of such Indebtedness.

7. Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:

(a) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(b) pay all legal fees and expenses of Lender in connection with this Amendment.

8. Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of Borrower or any material law applicable to Borrower or result in a breach of any provision of or constitute a default under any other material agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower's obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

9. Waiver and Release. Borrower, by signing below, hereby waives and releases Lender, and its directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

10. References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

11. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

12. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

13. Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

14. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER. BORROWER AND LENDER, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BORROWER AND LENDER, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

S&W SEED COMPANY By: /s/ Matthew K. Szot Matthew K. Szot Executive Vice President of Finance and Administration and Chief Financial Officer
KEYBANK NATIONAL ASSOCIATION By: /s/ Anthony D. Alexander Anthony D. Alexander Vice President

Signature Page to
Seventh Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Seventh Amendment Agreement dated as of December 18, 2018. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Lender and its directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned is aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, LENDER AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

SEED HOLDING, LLC By: /s/ Matthew K. Szot Matthew K. Szot Manager
STEVIA CALIFORNIA, LLC By: /s/ Matthew K. Szot Matthew K. Szot Manager

Signature Page to
Guarantor Acknowledgment and Agreement